               AmeriCredit Automobile Receivables Trust 2000-C
                   Class A-1 6.7320 % Asset Backed Notes
                   Class A-2 6.9700 % Asset Backed Notes
                   Class A-3 7.0500 % Asset Backed Notes
                Class A-4 Floating Rate Asset Backed Notes
                     Preliminary Servicer's Certificate

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 2000-C, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One, N.A., as the Backup Servicer and Trust Collateral Agent, dated as of August 8,2000. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.



MONTHLY PERIOD BEGINNING:        10/01/2000
MONTHLY PERIOD ENDING:           10/31/2000
PREV. DISTRIBUTION/CLOSE DATE:   10/05/2000
DISTRIBUTION DATE:               11/06/2000
DAYS OF INTEREST FOR PERIOD:             32
DAYS IN COLLECTION PERIOD:               31
MONTHS SEASONED:                          2





                                                                      ORIGINAL
 PURCHASES                 UNITS   CUT-OFF DATE  CLOSING DATE       POOL BALANCE
--------------------------------------------------------------------------------
INITIAL PURCHASE          37,065    08/17/2000    08/23/2000        $549,998,545
SUB. PURCHASE #1           3,674    09/20/2000    09/28/2000          49,999,986
SUB. PURCHASE #2          34,400    10/19/2000    10/26/2000         499,999,128
                          ------------------------------------------------------
TOTAL                     75,139                                  $1,099,997,659
--------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------
I.           MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:
----------------------------------------------------------------------------------------------------------------------------------
   {1}       Beginning of period Aggregate Principal Balance                                                  {1}     $588,966,042
                                                                                                                 -----------------
   {2}       Purchase of Subsequent Receivables                                                               {2}      499,999,128
                                                                                                                 -----------------
             Monthly Principal Amounts
             -------------------------
               {3}  Collections on Receivables outstanding at end of period                    {3}    19,860,899
                                                                                                  --------------
               {4}  Collections on Receivables paid off during period                          {4}     4,170,632
                                                                                                  --------------
               {5}  Receivables becoming Liquidated Receivables during period                  {5}     1,127,230
                                                                                                  --------------
               {6}  Receivables becoming Purchased Receivables during period                   {6}             0
                                                                                                  --------------
               {7}  Cram Down Losses occurring during period                                   {7}             0
                                                                                                  --------------
               {8}  Other Receivables adjustments                                              {8}         5,053
                                                                                                  --------------
               {9}  Less amounts allocable to Interest                                         {9}  (12,507,877)
                                                                                                  --------------
              {10}  Total Monthly Principal Amounts                                                          {10}       12,655,937
                                                                                                                 -----------------
              {11}  End of period Aggregate Principal Balance                                                {11}   $1,076,309,233
                                                                                                                 =================
              {12}  Pool Factor   ( {11} / Original Pool Balance)                                            {12}      97.8465021%
                                                                                                                 =================




----------------------------------------------------------------------------------------------------------------------------------
II.    MONTHLY PERIOD NOTE BALANCE CALCULATION:
----------------------------------------------------------------------------------------------------------------------------------

                                                      CLASS A-1       CLASS A-2       CLASS A-3       CLASS A-4          TOTAL
                                                    ------------    ------------    ------------    ------------    --------------
  {13} Original Note Balance                 {13}   $170,000,000    $370,000,000    $262,000,000    $298,000,000    $1,100,000,000
                                                    ------------------------------------------------------------------------------
  {14} Beginning of period Note Balance      {14}   $152,532,759    $370,000,000    $262,000,000    $298,000,000    $1,082,532,759
  {15} Noteholders' Principal
       Distributable Amount                  {15}     12,658,278               0               0               0        12,658,278
  {16} Noteholders' Accelerated
       Principal Amount                      {16}      6,099,303               0               0               0         6,099,303
  {17} Accelerated Payment
       Amount Shortfall                      {17}        113,041               0               0               0           113,041
  {18} Deficiency Claim Amount               {18}              0               0               0               0                 0
                                                    ------------------------------------------------------------------------------
  {19} End of period Note Balance            {19}   $133,662,137    $370,000,000    $262,000,000    $298,000,000    $1,063,662,137
                                                    ------------------------------------------------------------------------------
                                                    ------------------------------------------------------------------------------
  {20} Note Pool Factors  ( {19} / {13} )    {20}     78.6247865%    100.0000000%    100.0000000%    100.0000000%       96.6965579%
                                                    ------------------------------------------------------------------------------
                                                    ------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------
III.   RECONCILIATION OF PRE-FUNDING ACCOUNT:
----------------------------------------------------------------------------------------------------------------------------------
{21}      Beginning of period Pre-Funding Account balance                     {21}                                    $500,001,469
                                                                                                         -------------------------
{22}      Purchase of Subsequent Receivables                                  {22}          (499,999,128)
                                                                                  -----------------------
{23}      Investment Earnings                                                 {23}              1,834,690
                                                                                  -----------------------
{24}      Investment Earnings Transfer to Collections Account                 {24}            (1,834,690)
                                                                                  -----------------------
{25}      Payment of Mandatory Prepayment Amount                              {25}                (2,341)
                                                                                  -----------------------
{26}      Total Month Activity                                                {26}                                   (500,001,469)
                                                                                                         -------------------------
{27}      End of period Pre-Funding Account balance                           {27}                                              $0
                                                                                                         =========================


----------------------------------------------------------------------------------------------------------------------------------
IV.            CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
{28}      Total Monthly Principal Amounts                                     {28}                                     $12,655,937
                                                                                                         -------------------------
{29}      Required Pro-forma Note Balance                                     {29}            974,059,856
                                                                                  -----------------------
{30}      Pro-forma Note Balance                                              {30}          1,069,876,822
                                                                                  -----------------------
{31}      Step-down Amount  (Max of 0 or ({29} - {30}))                       {31}                                               0
                                                                                                         -------------------------
{32}      Principal Distributable Amount  ({28} - {31})                       {32}                                     $12,655,937
                                                                                                         =========================


----------------------------------------------------------------------------------------------------------------------------------
V.             RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:
----------------------------------------------------------------------------------------------------------------------------------
{33}      Beginning of period Capitalized Interest  Account balance           {33}                                      $1,043,558
                                                                                                         -------------------------
{34}      Monthly Capitalized Interest Amount                                 {34}               (146,111)
                                                                                   -----------------------
{35}      Investment Earnings                                                 {35}                  10,785
                                                                                   -----------------------
{36}      Investment Earnings Transfer to Collections Account                 {36}                (10,785)
                                                                                   -----------------------
{37}      Payment of Overfunded Capitalized Interest Amount                   {37}               (897,447)
                                                                                   -----------------------
{38}      Payment of Remaining Capitalized Interest Account                   {38}                       0
                                                                                   -----------------------
{39}      Total Monthly Activity                                              {39}                                      (1,043,558)
                                                                                                          -------------------------
{40}      End of period Capitalized Interest Account balance                  {40}                                               $0
                                                                                                          =========================



-----------------------------------------------------------------------------------------------------------------------------------
VI.            RECONCILIATION OF COLLECTION ACCOUNT:
-----------------------------------------------------------------------------------------------------------------------------------
AVAILABLE FUNDS:
{41}     Collections on Receivables during period
         (net of Liquidation Proceeds)                                        {41}            $24,031,531
                                                                                  -----------------------
{42}     Liquidation Proceeds collected during period                         {42}                908,312
                                                                                  -----------------------
{43}     Purchase Amounts deposited in Collection                             {43}
                                                                                  -----------------------
{44}     Investment Earnings - Collection Account                             {44}                 57,291
                                                                                  -----------------------
{45}     Investment Earnings - Transfer From Prefunding Account               {45}              1,834,690
                                                                                  -----------------------
{46}     Investment Earnings - Transfer From Capitalized Interest Account     {46}                 10,785
                                                                                  -----------------------
{47}     Collection of Supplemental Servicing - Extension Fees                {47}                  1,223
                                                                                  -----------------------
{48}     Collection of Supplemental Servicing -
          Repo and Recovery Fees Advance                                      {48}                 15,192
                                                                                  -----------------------
{49}     Collection of Supplemental Servicing - Late Fees                     {49}                 26,886
                                                                                  -----------------------
{50}     Monthly Capitalized Interest Amount                                  {50}                146,111
                                                                                  -----------------------
{51}     Mandatory Note Prepayment Amount                                     {51}                  2,341
                                                                                  -----------------------
{52}     Total Available Funds                                                {52}                                      27,034,362
                                                                                                         -------------------------


DISTRIBUTIONS:

{53}     Base Servicing Fee -  to Servicer                                    {53}              1,448,060
                                                                                  -----------------------
{54}     Repo and Recovery Fees - reimbursed to Servicer                      {54}                 15,192
                                                                                  -----------------------
{55}     Bank Service Charges - reimbursed to Servicer                        {55}                  4,598
                                                                                  -----------------------
{56}     Late Fees - to Servicer                                              {56}                 26,886
                                                                                  -----------------------
{57}     Overpayments - reimbursed to Servicer                                {57}                 17,394
                                                                                  -----------------------
{58}     Agent fees - to Trustee                                              {58}                    588
                                                                                  -----------------------




NOTEHOLDERS' INTEREST DISTRIBUTABLE AMOUNT
----------------------------------------------------------------------------------------------
                     BEGINNING    INTEREST    INTEREST                              CALCULATED
CLASS              NOTE BALANCE  CARRYOVER      RATE     DAYS        DAYS BASIS      INTEREST
----------------------------------------------------------------------------------------------
{59} Class A - 1   $152,532,759          0    6.73200%    32      Actual days/360     $912,756     {59}      912,756
                                                                                                      --------------
{60} Class A - 2    370,000,000          0    6.97000%    30           30/360        2,149,083     {60}    2,149,083
                                                                                                      --------------
{61} Class A - 3    262,000,000          0    7.05000%    30           30/360        1,539,250     {61}    1,539,250
                                                                                                      --------------
{62} Class A - 4    298,000,000          0    6.83000%    32      Actual days/360    1,809,191     {62}    1,809,191
----------------------------------------------------------------------------------------------        --------------




NOTEHOLDERS' PRINCIPAL DISTRIBUTABLE AMOUNT
----------------------------------------------------------------------------------------------
                     PRINCIPAL     PRINCIPAL       EXCESS           MANDATORY          TOTAL
CLASS              DISTRIBUTABLE   CARRYOVER    PRINCIPAL DUE    NOTE PREPAYMENT     PRINCIPAL
----------------------------------------------------------------------------------------------
{63} Class A - 1    $12,655,937           0               0       2,341            $12,658,278     {63}   12,658,278
                                                                                                      --------------
{64} Class A - 2             $0           0               0           0                  0         {64}            0
                                                                                                      --------------
{65} Class A - 3             $0           0               0           0                  0         {65}            0
                                                                                                      --------------
{66} Class A - 4             $0           0               0           0                  0         {66}            0
----------------------------------------------------------------------------------------------        --------------




{67}     Security Insurer Premiums - to FSA                                                          {67}                  353,783
                                                                                                           -----------------------
{68}     Total distributions                                                                         {68}               20,935,059
                                                                                                         -------------------------
{69}      Excess Available Funds  (or Deficiency Claim Amount)                                       {69}                6,099,303
                                                                                                         -------------------------
{70}      Noteholders' Accelerated Principal Amount                                                  {70}              (6,099,303)
                                                                                                         -------------------------
{71}      Deposit to Spread Account                                                                  {71}                       $0
                                                                                                         =========================


-----------------------------------------------------------------------------------------------------------------------------
VlI.       CALCULATION OF ACCELERATED PRINCIPAL AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
     {72}  Excess Available Funds  ({69})                                             {72}        $6,099,303
                                                                                           ------------------
     {73}  Pro Forma Note Balance    ({14} - {10})                                    {73}     1,069,876,822
                                                                                           ------------------
     {74}  Required Pro Forma Note Balance   (90.5% x ({11} + {27}))                  {74}       974,059,856
                                                                                           ------------------
     {75}  Excess of Pro Forma Balance over Required Balance   ({73} - {74})          {75}        95,816,966
                                                                                           ------------------
     {76}  End of Period  Class A-1 Note Balance                                      {76}       133,662,137
                                                                                           ------------------
     {77}  Lesser of {75} or {76}                                                     {77}        95,816,966
                                                                                           ------------------
     {78}  Accelerated Principal Amount  (lesser of  {72} or {77})                    {78}                        $6,099,303
                                                                                                             ----------------

v
-----------------------------------------------------------------------------------------------------------------------------
VIII.  CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL
-----------------------------------------------------------------------------------------------------------------------------
     {79}  Pro Forma Note Balance    ({14} - {10})                                   {79}     1,069,876,822
                                                                                          ------------------
     {80}  Required Pro Forma Note Balance   (90% x ({11} + {27}))                   {80}       974,059,856
                                                                                          ------------------
     {81}  Excess of Pro Forma Balance over Required Balance ({79} - {80})           {81}        95,816,966
                                                                                          ------------------
     {82}  End of Period  Class A-1 Note Balance                                     {82}       133,662,137
                                                                                          ------------------
     {83}  Greater of {81} or {82}                                                   {83}       133,662,137
                                                                                          ------------------
     {84}  Excess Available Funds  ({69})                                            {84}         6,099,303
                                                                                          ------------------
     {85}  Investment Earnings on Collection Account  ({44})                         {85}            57,291
                                                                                          ------------------
     {86}  Accelerated Payment Amount Shortfall ({83} - {84} + {85})                 {86}                        $127,620,125
                                                                                                             ----------------

-------------------------------------------------------------------------------------------------------------------------------
IX.  RECONCILIATION OF SPREAD ACCOUNT:
-------------------------------------------------------------------------------------------------------------------------------
                                                                INITIAL       SUB #1       SUB# 2                   TOTAL
                                                              -----------------------------------------------------------------
     {87}  Initial or Subsequent Spread Account Deposits       $16,499,956   1,500,000   14,999,974               $32,999,930
-------------------------------------------------------------------------------------------------------------------------------


 {88}  BEGINNING OF PERIOD SPREAD ACCOUNT BALANCE                                    {88}                        $17,999,956
                                                                                                             ----------------
      ADDITIONS TO SPREAD ACCOUNT
          {89}     Deposits from Collections Account ({71})                          {89}               0
                                                                                          ----------------
          {90}     Investment Earnings                                               {90}         113,041
                                                                                          ----------------
          {91}     Deposits Related to Subsequent Receivables Purchases              {91}        14,999,974
                                                                                          ----------------
          {92}     Total Additions                                                   {92}                         15,113,015
                                                                                                             ----------------
 {93} SPREAD ACCOUNT BALANCE AVAILABLE FOR  WITHDRAWALS                              {93}                         33,112,971
                                                                                                             ----------------
      REQUISITE AMOUNT OF SPREAD ACCOUNT
           DURING FUNDING PERIOD (THE AMOUNT BELOW WILL
              BE ZERO AFTER THE FUNDING PERIOD.)
      {94}  Total Initial & Subsequent Spread Account
              Deposits ({87})                                                        {94}                0
                                                                                          ----------------
           AFTER FUNDING PERIOD (ALL AMOUNTS BELOW WILL BE ZERO
               IF NOT APPLICABLE OR DURING FUNDING PERIOD.)
                                                      -----------------
               Floor Amount   (Calculation Below)   =    16,499,965
                                                      -----------------
      {95}  (Max of  (1.)$100,000 or (2.) Lesser of Note
               Balance and 1.5% Original Pool Balance)                                {95}               0
                                                                                            ---------------
      {96}  Recourse Reduction Amount  (if any)                                       {96}               0
                                                                                            ---------------
      {97}  If OC percentage is equal to or greater than
               13%,  then((13% - OC Level) *Aggr. End Bal.)
                                -----------------
                                                0                                     {97}               0
                                -----------------                                          ----------------
      {98}  If OC percentage is less than 13%, then 3% of Original Pool Balance       {98}       32,999,930
                                                                                           ----------------
      {99}  If Trigger Event exists then 15% of the Aggregate Principal Balance       {99}                0
                                                                                           ----------------
     {100}  If an Insurance Agreement Event of Default exists then an
             unlimited amount (as specified by FSA)                                      {100}                0
                                                                                           ----------------
     {101}  Requisite Amount of Spread Account                                       {101}       32,999,930
                                                                                           ----------------
  WITHDRAWALS FROM SPREAD ACCOUNT
     {102}     Priority First - Deficiency Claim Amount                              {102}                0
                                                                                           ----------------
                                                              ----------------
  Priority Second - Accelerated Payment Amount Shortfall  =      127,620,125
                                                              ----------------
     {103}  Accelerated Payment Amount Shortfall
               in Excess of Requisite Amount                                         {103}         113,041
                                                                                           ----------------
     {104}  Priority Third through Fourth                                            {104}
                                                                                           ----------------
     {105}  Priority Fifth through Sixth                                             {105}
                                                                                           ----------------
     {106}  Priority Seventh - to Servicer                                           {106}               0
                                                                                           ----------------
     {107}  Total withdrawals                                                        {107}                          113,041
                                                                                                           ----------------
{108} END OF PERIOD SPREAD ACCOUNT BALANCE                                           {108}                      $32,999,930
                                                                                                           ----------------


---------------------------------------------------------------------------------------------------------------------------
X.             CALCULATION OF OC LEVEL AND OC PERCENTAGE
---------------------------------------------------------------------------------------------------------------------------
 {109}     Aggregate Principal Balance                                              {109}     1,076,309,233
                                                                                          -----------------
 {110}     End of period Note Balance                                               {110}     1,063,662,137
                                                                                          -----------------
 {111}     Line {109} less line {110} (During Funding Period
               amount equal to zero)                                                {111}       12,647,096
                                                                                          -----------------
 {112}     OC level     {111} / {109}                                               {112}            1.18%
                                                                                          -----------------
 {113}     Ending Spread Ending Balance as a percentage
               of Aggregate Principal Balance ({108}/{109})                         {113}            3.07%
                                                                                          -----------------
 {114}     OC Percentage ({112} + {113})                                            {114}                             4.25%
                                                                                                             ----------------


By:             /s/ Preston A. Miller
                ---------------------------------------
Name:           Preston A. Miller
                ------------------------------------------
Title:          Executive Vice President and Treasurer
                ---------------------------------------
Date:           November 1, 2000
                ------------------------------------------

                 AmeriCredit Automobile Receivables Trust 2000-C
                      Class A-1 6.7320 % Asset Backed Notes
                      Class A-2 6.9700 % Asset Backed Notes
                      Class A-3 7.0500 % Asset Backed Notes
                   Class A-4 Floating Rate Asset Backed Notes
                             Servicer's Certificate

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 2000-C, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One, N.A., as the Backup Servicer and Trust Collateral Agent, dated as of August 8,2000. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

------------------------------------------------------------------------
MONTHLY PERIOD BEGINNING:                                    10/01/2000
MONTHLY PERIOD ENDING:                                       10/31/2000
PREV. DISTRIBUTION/CLOSE DATE:                               10/05/2000
DISTRIBUTION DATE:                                           11/06/2000
DAYS OF INTEREST FOR PERIOD:                                         32
DAYS IN COLLECTION PERIOD:                                           31
MONTHS SEASONED:                                                      2
------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
I.         MONTHLY PERIOD NOTE BALANCE CALCULATION:         CLASS A-1      CLASS A-2      CLASS A-3      CLASS A-4        TOTAL
                                                            ---------      ---------      ---------      ---------        -----
      {1}  Original Note Balance                       {1} $170,000,000   $370,000,000   $262,000,000   $298,000,000  $1,100,000,000
------------------------------------------------------------------------------------------------------------------------------------

      {2}  Preliminary End of period Note Balance      {2} $133,662,137   $370,000,000   $262,000,000   $298,000,000  $1,063,662,137
                                                           =========================================================================

      {3}  Deficiency Claim Amount                     {3}            0              0              0              0               0

      {4}  End of period Note Balance                  {4} $133,662,137   $370,000,000   $262,000,000   $298,000,000  $1,063,662,137
                                                           =========================================================================

      {5}  Note Pool Factors  {4} / {1}                {5}  78.6247865%   100.0000000%   100.0000000%   100.0000000%     96.6965579%
                                                           =========================================================================

------------------------------------------------------------------------------------------------------------------------------------
II.        RECONCILIATION OF SPREAD ACCOUNT:
------------------------------------------------------------------------------------------------------------------------------------
      {6}  Preliminary End of period Spread Account balance                                                         {6} $32,999,930
                                                                                                                        ------------

      {7}  Priority First - Deficiency Claim Amount from preliminary certificate                                    {7}           0
                                                                                                                        ------------

      {8}  End of period Spread Account balance                                                                     {8} $32,999,930
                                                                                                                        ------------

------------------------------------------------------------------------------------------------------------------------------------
III.       MONTHLY PERIOD AND CUMULATIVE NUMBER OF RECEIVABLES CALCULATION:
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                          --------------------------
                                                                                                          CUMULATIVE         MONTHLY
                                                                                                          --------------------------
      {9}  Original Number of Receivables                                                             {9}  37,065
                                                                                                          --------------------------
     {10}  Beginning of period number of Receivables                                                 {10}       0            40,427
     {11}  Number of Subsequent Receivables Purchased                                                {11}  38,074            34,400
     {12}  Number of Receivables becoming Liquidated Receivables during period                       {12}     117                76
     {13}  Number of Receivables becoming Purchased Receivables during period                        {13}       0                 0
     {14}  Number of Receivables paid off during period                                              {14}     593               322
                                                                                                          --------------------------
     {15}  End of period number of Receivables                                                       {15}  74,429            74,429
                                                                                                          --------------------------
                                                                                                          --------------------------

------------------------------------------------------------------------------------------------------------------------------------
IV.        STATISTICAL DATA:  (CURRENT AND HISTORICAL)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           -----------------------------------------
                                                                                           ORIGINAL       PREV. MONTH       CURRENT
                                                                                           -----------------------------------------
     {16}  Weighted Average APR of the Receivables                                    {16}    19.33%         19.35%          19.37%
     {17}  Weighted Average Remaining Term of the Receivables                         {17}     60.00          57.63           57.49
     {18}  Weighted Average Original Term of Receivables                              {18}     61.00           0.00           61.00
     {19}  Average Receivable Balance                                                 {19}   $14,640             $0         $14,461
     {20}  Aggregate Realized Losses                                                  {20}        $0        $34,156        $253,074
                                                                                           -----------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
V.         DELINQUENCY:
------------------------------------------------------------------------------------------------------------------------------------
                                                                                              --------------------------------------
           Receivables with Scheduled Payment delinquent                                        UNITS        DOLLARS      PERCENTAGE
                                                                                              --------------------------------------
              {21}     31-60 days                                                        {21}   2,088      $31,163,634      2.86%
              {22}     61-90 days                                                        {22}     407        6,013,231      0.55%
              {23}     over 90 days                                                      {23}      71        1,250,857      0.11%
                                                                                              --------------------------------------
              {24}     Receivables with Scheduled Payment delinquent
                         more than 30 days at end of period                              {24}   2,566      $38,427,722      3.52%
                                                                                              --------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
VI.        PERFORMANCE TESTS:
------------------------------------------------------------------------------------------------------------------------------------
           -------------------------------------------------------------------------------------------------------------------------
           DELINQUENCY RATIO

              {25}     Receivables with Scheduled Payment delinquent more than 60 days
                         at end of period ({22} + {23})                                          {25}      $7,264,088
                                                                                                      ----------------
              {26}     Purchased Receivables with Scheduled Payment delinquent more
                         than 60 days at end of period                                           {26}
                                                                                                      ----------------
              {27}     Beginning of period Principal Balance                                     {27}   1,088,965,170
                                                                                                      ----------------
              {28}     Delinquency Ratio {25} + {26} divided by {27}                             {28}                         0.66%
                                                                                                                      --------------
              {29}     Previous Monthly Period Delinquency Ratio                                 {29}                         0.35%
                                                                                                                      --------------
              {30}     Second previous Monthly Period Delinquency Ratio                          {30}                         0.00%
                                                                                                                      --------------
              {31}     Average Delinquency Ratio ({28} + {29} + {30}) / 3                        {31}                         0.34%
                                                                                                                      --------------
              {32}     Compliance (Delinquency Test Failure is a Delinquency Ratio
                         equal to or greater than 5.00%)                                         {32}                       yes
                                                                                                                      --------------

           -------------------------------------------------------------------------------------------------------------------------

           -------------------------------------------------------------------------------------------------------------------------
           CUMULATIVE DEFAULT RATE

              {33}     Defaulted Receivables in Current Period                                   {33}       $3,168,307
                                                                                                      ----------------
              {34}     Cumulative Defaulted Receivables from last month                          {34}        1,076,479
                                                                                                      ----------------
              {35}     Cumulative Defaulted Receivables {33} + {34}                              {35}        4,244,786
                                                                                                      ----------------
              {36}     Original Pool Balance                                                     {36}    1,099,997,659
                                                                                                      ----------------
              {37}     Cumulative Default Rate {35} divided by {36}                              {37}                         0.39%
                                                                                                                      --------------
              {38}     Compliance (Default Test Failure is a Cumulative Default
                         Rate equal to or greater than 5.26%.)                                   {38}                       yes
                                                                                                                      --------------

           -------------------------------------------------------------------------------------------------------------------------

           -------------------------------------------------------------------------------------------------------------------------
           CUMULATIVE NET LOSS RATE

              {39}     Receivables becoming Liquidated Receivables during period                 {39}      $1,127,230
                                                                                                      ----------------
              {40}     Purchased Receivables with Scheduled Payment delinquent
                         more than 30 days at end of period                                      {40}
                                                                                                      ----------------
              {41}     Cram Down Losses occurring during period                                  {41}
                                                                                                      ----------------
              {42}     Liquidation Proceeds collected during period                              {42}        (908,312)
                                                                                                      ----------------
              {43}     Net Losses during period {39} + {40} + {41} + {42}                        {43}         218,918
                                                                                                      ----------------
              {44}     Net Losses since Initial Cut-off Date (Beginning of Period)               {44}          34,156
                                                                                                      ----------------
              {45}     CUMULATIVE NET LOSS RATE BEFORE 50% OF 90 DAY
                         DELINQUENCIES ({43} + {44}) / {47}                                      {45}                         0.02%
                                                                                                                      --------------
              {46}     50% of Receivables with Scheduled Payment delinquent more
                         than 90 days at end of period                                           {46}         860,430
                                                                                                      ----------------
              {47}     Original Aggregate Principal Balance plus Pre-Funded Amount
                         as of the Closing Date                                                  {47}   1,100,000,000
                                                                                                      ----------------
              {48}     Cumulative Net Loss Rate ({43} + {44} + {46}) / {47}                      {48}                         0.10%
                                                                                                                      --------------
              {49}     Compliance (Net Loss Test Failure is a Net Loss Rate equal
                         to or greater than 3.01%.)                                              {49}                       yes
                                                                                                                      --------------

           -------------------------------------------------------------------------------------------------------------------------

           -------------------------------------------------------------------------------------------------------------------------
           EXTENSION RATE

              {50}     Principal Balance of Receivables extended during current period           {50}        $207,192
                                                                                                      ----------------
              {51}     Beginning of Period Aggregate Principal Balance                           {51}   1,088,965,170
                                                                                                      ----------------
              {52}     Extension Rate {50} divided by {51}                                       {52}                         0.02%
                                                                                                                      --------------
              {53}     Previous Monthly Extension Rate                                           {53}                         0.03%
                                                                                                                      --------------
              {54}     Second previous Monthly Extension Rate                                    {54}                         0.00%
                                                                                                                      --------------
              {55}     Average Extension Rate ({52} +{53} +{54}) / 3                             {55}                         0.02%
                                                                                                                      --------------
              {56}     Compliance (Extension Test Failure is an Extension Rate equal
                         to or greater than 4%.)                                                 {56}                       yes
                                                                                                                      --------------

           -------------------------------------------------------------------------------------------------------------------------




By:               /s/ Preston A. Miller
                 ------------------------------------------
Name:             Preston A. Miller
                 ------------------------------------------
Title:            Executive Vice President and Treasurer
                 ------------------------------------------
Date:             November 1, 2000
                 ------------------------------------------




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